Intangible Assets, Net	12 Months Ended
Dec. 31, 2011
Intangible Assets, Net

7. Intangible Assets, Net

The following table summarizes the Group’s intangible assets, net:

	As of December 31,
	2010	2011	2011
	RMB	RMB	US$
Software	3,212	7,250	1,151
Domain name	54	54	9

Total	3,266	7,304	1,160
Less: Accumulated amortization	(903)	(1,889)	(300)

Net book value	2,363	5,415	860

Amortization expenses for the years ended December 31, 2009, 2010 and 2011 were RMB0.2 million, RMB0.5 million and RMB1.0 million (US$0.2 million), respectively. Based on the current amount of intangible assets subject to amortization, the estimated amortization expenses for each of the following five years are as follows: 2012: RMB1.4 million, 2013: RMB1.3 million, 2014: RMB1.3 million: 2015: RMB1.0 million, 2016: RMB0.4 million.